UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023

VIATRIS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39695	83-4364296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Mylan Boulevard, Canonsburg, Pennsylvania, 15317

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (724) 514-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VTRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2023, the Board of Directors (the “Board”) of Viatris Inc. (“Viatris” or the “Company”) approved the Amended and Restated Bylaws of Viatris Inc. (the “Amended and Restated Bylaws”), which became effective immediately after the 2023 annual meeting of shareholders (the “2023 Annual Meeting”). Among other things, the Amended and Restated Bylaws:

•

As a result of the effectiveness of rules related to the use of “universal” proxy cards, update the procedural mechanics and disclosure requirements relating to director nominations submitted by shareholders pursuant to the advance notice provisions of the Amended and Restated Bylaws, including by:

•

requiring that any shareholder submitting such a nomination provide certain representations regarding engaging in a solicitation with respect to its nomination and to provide certain related documentation and confirmations with respect to Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (i.e., federal proxy rules regarding the use of “universal” proxy cards in contested director elections);

•	requiring that any shareholder soliciting proxies in accordance with its representations with respect to Rule 14a-19 notify the Company of any change in such intent within two business days;

•	limiting the number of nominees a shareholder may nominate for election at a shareholder meeting to the number of directors to be elected at such meeting;

•	clarifying how votes are treated by the Company in the event proxies for disqualified or withdrawn nominees for the Board are received; and

•	requiring that a shareholder directly or indirectly soliciting proxies from other shareholders use a proxy card color other than white.

•

As a result of recent amendments to the Delaware General Corporation Law, clarify certain procedures regarding shareholder meetings, including with respect to meeting place, adjournment and meeting notices, meeting conduct and shareholder lists, among other updates.

Additional amendments were made to make clarifying or conforming language changes, in addition to technical or ministerial changes. The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amended and Restated Bylaws, which are attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    On December 15, 2023, Viatris held the 2023 Annual Meeting to (i) elect eleven director nominees, each to hold office until the 2024 annual meeting of shareholders; (ii) approve, on a non-binding advisory basis, the 2022 compensation of the named executive officers of the Company; (iii) ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; (iv) approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to add a federal forum selection provision; and (v) approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation. With respect to Proposals 1 through 3 below, any abstentions and broker non-votes were considered for purposes of establishing a quorum but were not considered to be votes cast and therefore had no effect on the vote on any such proposal. With respect to Proposals 4 and 5 below, any abstentions and broker non-votes were considered for purposes of establishing a quorum but had the same effect as a vote against such proposal.

(b)	The certified results of the matters voted on at the 2023 Annual Meeting are set forth below.

Proposal No. 1 - Election of the following eleven director nominees, each to hold office until the 2024 annual meeting of shareholders:

Nominee	For	Against	Abstain	Broker Non-Votes
W. Don Cornwell	866,064,217	12,641,904	2,928,374	129,071,354
JoEllen Lyons Dillon	737,415,797	141,442,673	2,776,030	129,071,350
Elisha W. Finney	858,566,340	20,133,375	2,894,785	129,111,349
Leo Groothuis	872,997,150	5,758,236	2,876,110	129,074,353
Melina Higgins	823,591,802	55,258,023	2,784,503	129,071,520
James M. Kilts	822,629,367	56,144,991	2,860,131	129,071,359
Harry A. Korman	773,082,826	105,601,971	2,849,699	129,171,353
Rajiv Malik	791,020,816	87,750,089	2,863,590	129,071,354
Richard A. Mark, C.P.A.	867,190,829	11,613,601	2,829,062	129,072,357
Mark W. Parrish	833,335,130	45,420,155	2,879,204	129,071,360
Scott A. Smith	871,110,883	7,619,635	2,903,975	129,071,356

Each director nominee was elected to hold office until the 2024 annual meeting of shareholders.

Proposal No. 2 – Approval, on a non-binding advisory basis, of the 2022 compensation of the named executive officers of the Company:

For	Against	Abstain	Broker Non-Votes
751,056,625	125,615,255	4,962,588	129,071,382

This proposal was approved.

Proposal No. 3 – Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstain	Broker Non-Votes
951,005,898	55,389,016	4,310,936	N/A

This proposal was approved.

Proposal No. 4 – Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to add a federal forum selection provision:

For	Against	Abstain	Broker Non-Votes
775,943,332	101,876,413	3,774,593	129,111,511

This proposal was approved.

Proposal No. 5 – Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation:

For	Against	Abstain	Broker Non-Votes
712,407,131	165,367,429	3,861,922	129,069,367

This proposal was approved.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Viatris Inc., effective as of December 15, 2023.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIATRIS INC.

Date: December 15, 2023	By:	/s/ Brian Roman
Brian Roman
Global General Counsel